UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – January 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

George Putnam Balanced Fund

Semiannual report
1 | 31 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 22

Message from the Trustees

March 14, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

Despite new uncertainties, the fundamental backdrop remains encouraging, in our view. Employment levels have been improving and may strengthen should Covid cases continue to decline. Businesses continue to adapt and show resilience.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Please read the interview with your fund manager(s) in the following pages.

As always, thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kate Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon and Andrew Benson assemble a mix of government and investment-grade corporate bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Providing the benefits of balanced investing since 1937

Growth of a $10,000 investment since fund inception, 11/5/37 through 1/31/22

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited. Lipper peer group average provided by Lipper, a Refinitiv company.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

† The fund’s benchmarks (George Putnam Blended Index and S&P 500 Index) were introduced on 12/31/78 and 12/31/69, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/22. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 George Putnam Balanced Fund

How did stocks perform during the reporting period?

KATE At the start of the period, declining rates of Covid-19 cases, ample government stimulus, and global economic growth were supportive of stocks. Strong corporate earnings also helped lift stocks for much of the period. However, high inflation, increasing energy prices, and the expectation of rising interest rates began to weigh on investor sentiment. In early December, the rapid spread of the latest Covid variant, Omicron, caused further uncertainty. Global supply chain disruptions and shortages of parts, materials, and labor slowed economic progress. U.S. stocks returned 3.44%, as measured by the S&P 500 Index, for the six-month reporting period.

How did bonds perform during the reporting period?

ANDREW Bonds faced significant challenges over the period, largely due to changes in U.S. Federal Reserve policy. To counter inflation, the Fed began winding down its $120 billion-per-month bond-purchase program in November 2021. The following month, the Fed accelerated the end of its bond-buying program and signaled it would raise interest rates in 2022. Against this backdrop, the yield

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/22. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due the use of different classifications of securities for presentation purposes. Holdings may vary over time.

6 George Putnam Balanced Fund

on the 10-year U.S. Treasury note rose to 1.79% at period-end from 1.20% at the start of the period. Investment-grade [IG] corporate bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a loss of 3.17% for the period.

How did the fund perform for the reporting period?

ANDREW The fund’s class A shares posted a loss of 0.61%, underperforming its primary benchmark, the George Putnam Blended Index, which returned 0.88% for the period.

What were some stocks that helped fund performance during the period?

KATE Stock selection in the energy sector was additive to results. After several years of sharp declines, the price of oil reached a seven-year high in October 2021. This benefited our investment in traditional oil and gas company Exxon Mobil.

Canadian oil sands operator Cenovus Energy also was a top performer. Some investors have overestimated the cost of producing oil sands crude, which has depressed the valuations of profitable companies like Cenovus, in our view. We like Cenovus for its attractive, stable level of production that generates ample cash flows for the company. New efficiencies in the industry also have helped to lower operational costs, which boosted Cenovus’s profit margins.

ON Semiconductor [Onsemi], an American semiconductor supplier that serves industrial and automotive end markets, also aided results. Onsemi benefited from a cyclical tailwind in the global automotive sector, driven by robust demand for electric vehicles [EVs]. EVs use about 2,000 chips per vehicle, or twice that of a gasoline-powered car. Surging demand also caused an increase in the chip prices, which improved Onsemi’s margins. We sold the stock for a profit before period-end.

What were some stocks that detracted from fund performance during the period?

KATE An underweight position relative to the primary benchmark in Apple, the consumer technology giant, was the fund’s top detractor. Apple’s revenues are primarily driven by sales of its latest version of iPhone, which exceeded our expectations for the period. We reduced our underweight in the stock near period-end.

Fidelity National Information Services [FIS], a U.S.-based global payment processing provider, also dampened results. Despite posting solid revenues and earnings, FIS has been in the center of negative sentiment around legacy payment names. The introduction of new players and more decentralized finance has weighed on legacy payment providers’ valuations. Despite this, we are optimistic about FIS’ growth outlook and find its price-to-earnings multiple compelling.

PayPal Holdings, a global online payment provider, also was a disappointment. The company’s fourth-quarter 2021 earnings missed analyst expectations, primarily due to declining e-commerce revenues. Investors also were cautioned when e-commerce giant eBay ended its exclusive relationship with PayPal. While eBay will continue to offer PayPal as a service, it will not be eBay’s main payment provider. Additionally, news that PayPal offered $45 billion to acquire Pinterest, an image sharing and social media service, weighed on investor sentiment. While the deal didn’t materialize, investors began to question the capital allocation decisions of the company. Before period-end, we reduced our position in the stock.

George Putnam Balanced Fund 7

How did the fund’s bond investments perform for the period?

ANDREW Allocations to corporate bonds represented roughly 14% of the fund’s total assets for the period. U.S. IG corporate bonds were a negative contributor to performance, as spreads across the sector widened from their historically tight levels. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Top performers in our bond portfolio included those issued in the energy sector. However, positive performance was offset by positioning within the banking, technology, and chemicals sectors.

How did the fund use derivatives during the period?

KATE We used forward currency contracts in an effort to hedge foreign exchange risk.

What is your outlook for financial markets and the fund?

KATE We saw increased volatility in U.S. markets in the fourth quarter of 2021. This was largely due to the spread of Omicron, which dampened consumer demand, along with inflation and the anticipation of rising interest rates. These conditions will continue to challenge markets, in our view.

As investors evaluate new risks, many company valuations are declining from their highs in calendar 2021. This creates an investing environment that is more conducive to active stock picking, in our view. We continue to focus on driving fund performance from individual companies and active stock picking. Combined with our limited factor exposures, the fund is better protected against broader, global economic risks, in our view. We remain committed to pursuing downside protection in periods of market weakness.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

ANDREW We have a constructive outlook for U.S. IG corporate spreads, albeit with an expectation for elevated volatility driven by Fed activity.

Our view is premised on our positive outlook for fundamentals tempered somewhat by our neutral outlook on technicals. Valuations have widened from their post great-financial-crisis tights [2008 to 2009] and should continue to be supported by robust demand from liability-based and non-U.S. institutional investors.

We believe balance sheets are healthy, with leverage trending well off its peak. U.S. and European corporates appear to have ample liquidity, which should serve to dampen volatility over the intermediate term, in our view. That said, we are mindful of emerging geopolitical risks and their intersection with a more hawkish Fed policy. Market expectations around the Fed’s planned interest-rate hikes and balance sheet actions will keep volatility elevated, in our view.

While IG technicals remain supportive, they have declined from their peak. Domestic supply-and-demand metrics have worsened year over year. While we expect issuance to decline in 2022, it has remained high year to date. On the positive side, foreign-exchange hedging costs remain low, which makes dollar-denominated credit attractive to international investors.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.77%	164.58%	10.22%	71.04%	11.33%	48.27%	14.03%	10.27%	–0.61%
After sales charge	8.70	149.36	9.57	61.21	10.02	39.74	11.80	3.93	–6.32
Class B (4/27/92)
Before CDSC	8.67	149.17	9.56	64.81	10.51	44.94	13.17	9.47	–0.95
After CDSC	8.67	149.17	9.56	62.81	10.24	41.94	12.38	4.47	–5.57
Class C (7/26/99)
Before CDSC	8.69	149.33	9.57	64.87	10.52	44.94	13.17	9.48	–0.95
After CDSC	8.69	149.33	9.57	64.87	10.52	44.94	13.17	8.48	–1.87
Class M (12/1/94)
Before sales charge	8.06	151.81	9.67	66.89	10.79	46.05	13.46	9.77	–0.82
After sales charge	8.01	142.99	9.28	61.05	10.00	40.94	12.12	5.93	–4.29
Class R (1/21/03)
Net asset value	8.50	158.11	9.95	68.97	11.06	47.11	13.73	10.00	–0.73
Class R5 (12/2/13)
Net asset value	8.87	171.71	10.51	73.46	11.64	49.37	14.31	10.53	–0.49
Class R6 (12/2/13)
Net asset value	8.87	173.72	10.59	74.13	11.73	49.77	14.41	10.67	–0.44
Class Y (3/31/94)
Net asset value	8.86	171.38	10.50	73.29	11.62	49.39	14.32	10.54	–0.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter.

Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge

10 George Putnam Balanced Fund

(or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
George Putnam
Blended Index†	—*	171.78%	10.52%	73.52%	11.65%	49.50%	14.34%	12.29%	0.88%
Bloomberg U.S.
Aggregate Bond	—*	29.07	2.59	16.37	3.08	11.41	3.67	–2.97	–3.17
Index
S&P 500 Index	—*	319.82	15.43	117.21	16.78	75.90	20.71	23.29	3.44
Lipper Balanced
Funds category	—*	118.71	8.01	52.40	8.72	36.65	10.91	9.03	–0.81
average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmarks (George Putnam Blended Index and S&P 500 Index) were introduced on 12/31/78 and 12/31/69, respectively, the Bloomberg U.S. Aggregate Bond Index was introduced on 12/31/75, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/22, there were 543, 540, 509, 485, and 403 funds, respectively, in this Lipper category.

George Putnam Balanced Fund 11

Fund price and distribution information For the six-month period ended 1/31/22

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		1	1	2		2	2	2	2
Income	$0.072		—	—	$0.012		$0.042	$0.100	$0.112	$0.103
Capital gains
Long-term
gains	1.082		$1.082	$1.082	1.082		1.082	1.082	1.082	1.082
Short-term
gains	0.609		0.609	0.609	0.609		0.609	0.609	0.609	0.609
Total	$1.763		$1.691	$1.691	$1.703		$1.733	$1.791	$1.803	$1.794
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/21	$24.62	$26.12	$24.27	$24.35	$24.20	$25.08	$24.51	$24.94	$24.75	$24.74
1/31/22	22.76	24.15	22.40	22.48	22.35	23.16	22.65	23.08	22.89	22.88
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	0.63%	0.60%	—	—	0.11%	0.10%	0.37%	0.87%	0.98%	0.91%
Current
30-day
SEC yield[2]	N/A	0.56	–0.16%	–0.16%	N/A	0.09	0.34	0.82	0.91	0.84

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.83%	183.61%	10.99%	81.77%	12.70%	63.15%	17.72%	13.91%	5.38%
After sales charge	8.76	167.31	10.33	71.32	11.37	53.77	15.42	7.36	–0.68
Class B (4/27/92)
Before CDSC	8.73	167.21	10.33	75.20	11.87	59.60	16.86	13.09	4.98
After CDSC	8.73	167.21	10.33	73.20	11.61	56.60	16.13	8.09	0.09
Class C (7/26/99)
Before CDSC	8.75	167.22	10.33	75.13	11.86	59.55	16.85	13.09	5.00
After CDSC	8.75	167.22	10.33	75.13	11.86	59.55	16.85	12.09	4.02
Class M (12/1/94)
Before sales charge	8.12	169.88	10.44	77.37	12.14	60.81	17.16	13.35	5.13
After sales charge	8.07	160.44	10.04	71.16	11.35	55.18	15.77	9.39	1.45
Class R (1/21/03)
Net asset value	8.56	176.53	10.71	79.52	12.41	61.93	17.43	13.59	5.23
Class R5 (12/2/13)
Net asset value	8.93	191.20	11.28	84.30	13.01	64.44	18.03	14.17	5.51
Class R6 (12/2/13)
Net asset value	8.94	193.33	11.36	85.11	13.11	64.90	18.14	14.30	5.57
Class Y (3/31/94)
Net asset value	8.92	190.82	11.27	84.11	12.98	64.49	18.05	14.17	5.53

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/21	0.94%	1.69%	1.69%	1.44%	1.19%	0.71%	0.61%	0.69%
Annualized expense ratio
for the six-month period
ended 1/31/22	0.92%	1.67%	1.67%	1.42%	1.17%	0.70%	0.60%	0.67%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

George Putnam Balanced Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/21 to 1/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.62	$8.38	$8.38	$7.13	$5.88	$3.52	$3.02	$3.37
Ending value (after expenses)	$993.90	$990.50	$990.50	$991.80	$992.70	$995.10	$995.60	$995.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/22, use the following calculation method. To find the value of your investment on 8/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.69	$8.49	$8.49	$7.22	$5.96	$3.57	$3.06	$3.41
Ending value (after expenses)	$1,020.57	$1,016.79	$1,016.79	$1,018.05	$1,019.31	$1,021.68	$1,022.18	$1,021.83

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

14 George Putnam Balanced Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

George Putnam Balanced Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500® Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

16 George Putnam Balanced Fund

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

George Putnam Balanced Fund 17

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2022, Putnam employees had approximately $537,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 George Putnam Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

George Putnam Balanced Fund 19

The fund’s portfolio 1/31/22 (Unaudited)

COMMON STOCKS (60.2%)*	Shares	Value
Automotive (1.4%)
General Motors Co. †	44,661	$2,354,975
Tesla, Inc. †	21,478	20,118,872
United Rentals, Inc. †	12,495	3,999,899
		26,473,746
Basic materials (1.6%)
Alamos Gold, Inc. Class A (Canada) S	326,624	2,230,842
Anglo American PLC (United Kingdom)	44,224	1,939,319
Avery Dennison Corp.	28,631	5,881,380
Corteva, Inc.	111,391	5,355,679
CRH PLC (Ireland)	25,649	1,292,966
Eastman Chemical Co.	21,479	2,554,497
Linde PLC	12,462	3,971,390
Newmont Corp.	12,673	775,207
PPG Industries, Inc.	19,451	3,038,246
Sherwin-Williams Co. (The)	17,549	5,027,964
		32,067,490
Capital goods (3.6%)
Boeing Co. (The) †	9,270	1,856,225
CAE, Inc. (Canada) †	73,758	1,862,590
Deere & Co.	12,848	4,835,987
Eaton Corp. PLC	13,146	2,082,721
Emerson Electric Co.	57,480	5,285,286
General Dynamics Corp.	7,264	1,540,694
Honeywell International, Inc.	40,011	8,181,449
Ingersoll Rand, Inc.	61,295	3,445,392
Johnson Controls International PLC	153,338	11,143,072
Northrop Grumman Corp.	28,117	10,400,478
Otis Worldwide Corp.	118,586	10,130,802
Raytheon Technologies Corp.	115,567	10,422,988
		71,187,684
Commercial and consumer services (2.5%)
Aramark	64,459	2,210,299
Booking Holdings, Inc. †	2,905	7,135,058
Ecolab, Inc.	8,830	1,672,844
Mastercard, Inc. Class A	76,096	29,401,972
PayPal Holdings, Inc. †	45,724	7,861,785
		48,281,958
Communication services (0.6%)
T-Mobile US, Inc. †	102,040	11,037,667
		11,037,667
Computers (3.0%)
Apple, Inc.	331,529	57,944,639
		57,944,639
Conglomerates (0.1%)
General Electric Co.	30,883	2,917,826
		2,917,826

20 George Putnam Balanced Fund

COMMON STOCKS (60.2%)* cont.	Shares	Value
Consumer staples (3.6%)
Altria Group, Inc.	61,090	$3,108,259
Chipotle Mexican Grill, Inc. †	2,936	4,361,663
Coca-Cola Co. (The)	144,137	8,793,798
Constellation Brands, Inc. Class A	4,859	1,155,227
Costco Wholesale Corp.	10,872	5,491,773
McCormick & Co., Inc. (non-voting shares)	31,771	3,186,949
Olaplex Holdings, Inc. †	154,352	3,371,048
PepsiCo, Inc.	100,518	17,441,883
Procter & Gamble Co. (The)	138,960	22,296,132
Sea, Ltd. ADR (Singapore) †	10,881	1,635,523
		70,842,255
Electronics (2.8%)
Advanced Micro Devices, Inc. †	116,408	13,299,614
NVIDIA Corp.	96,549	23,640,988
Qualcomm, Inc.	78,737	13,838,815
Vontier Corp.	156,178	4,390,164
		55,169,581
Energy (2.3%)
Capricorn Energy PLC (United Kingdom) † S	362,856	1,006,524
Cenovus Energy, Inc. (Canada)	919,529	13,375,362
ConocoPhillips	39,497	3,500,224
Exxon Mobil Corp.	247,186	18,776,249
Shell PLC (United Kingdom)	188,891	4,792,707
TotalEnergies SE (France)	61,248	3,469,207
		44,920,273
Financials (8.2%)
AIA Group, Ltd. (Hong Kong)	299,400	3,109,947
American International Group, Inc.	200,918	11,603,015
Apollo Global Management, Inc.	121,937	8,535,590
Assured Guaranty, Ltd.	286,073	15,244,830
AXA SA (France)	258,164	8,171,073
Bank of America Corp.	334,389	15,428,708
Citigroup, Inc.	365,081	23,774,068
Gaming and Leisure Properties, Inc. R	227,664	10,285,860
Goldman Sachs Group, Inc. (The)	45,570	16,162,768
KKR & Co., Inc.	130,994	9,321,533
Prudential PLC (United Kingdom)	471,861	7,936,121
Quilter PLC (United Kingdom)	2,491,998	4,615,634
Silvergate Capital Corp. Class A †	24,543	2,644,263
TPG, Inc. † S	195,955	6,578,209
Visa, Inc. Class A	56,065	12,680,221
Vornado Realty Trust R	78,384	3,214,528
		159,306,368
Gaming and lottery (0.1%)
Penn National Gaming, Inc. † S	48,907	2,230,648
		2,230,648

George Putnam Balanced Fund 21

COMMON STOCKS (60.2%)* cont.	Shares	Value
Health care (7.8%)
Abbott Laboratories	58,649	$7,475,402
AbbVie, Inc.	110,214	15,087,194
Amgen, Inc.	12,457	2,829,483
Anthem, Inc.	11,107	4,898,076
Avantor, Inc. †	78,387	2,926,187
Baxter International, Inc.	46,565	3,978,514
Bio-Rad Laboratories, Inc. Class A †	3,002	1,800,389
Biogen, Inc. †	4,184	945,584
Boston Scientific Corp. †	137,344	5,892,058
Bristol-Myers Squibb Co.	38,663	2,508,842
Cigna Corp.	21,191	4,883,678
Cooper Cos., Inc. (The)	6,273	2,498,536
CVS Health Corp.	38,036	4,051,214
Danaher Corp.	32,638	9,327,614
DexCom, Inc. †	5,542	2,385,720
Edwards Lifesciences Corp. †	27,329	2,984,327
Eli Lilly and Co.	22,422	5,502,135
Intuitive Surgical, Inc. †	15,041	4,274,351
Johnson & Johnson	57,199	9,854,816
McKesson Corp.	9,981	2,562,322
Medtronic PLC	21,975	2,274,193
Merck & Co., Inc.	60,949	4,966,125
Moderna, Inc. †	8,916	1,509,746
Pfizer, Inc.	161,124	8,489,624
Regeneron Pharmaceuticals, Inc. †	14,281	8,691,274
Thermo Fisher Scientific, Inc.	16,286	9,467,052
UnitedHealth Group, Inc.	35,225	16,646,278
Zimmer Biomet Holdings, Inc.	21,569	2,653,418
		151,364,152
Homebuilding (0.4%)
PulteGroup, Inc.	154,424	8,136,601
		8,136,601
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc. †	42,130	6,113,484
		6,113,484
Media (0.4%)
Walt Disney Co. (The) †	49,091	7,018,540
		7,018,540
Retail (6.3%)
Amazon.com, Inc. †	19,355	57,899,902
Bath & Body Works, Inc.	25,282	1,417,562
BJ’s Wholesale Club Holdings, Inc. †	14,360	882,709
Burlington Stores, Inc. †	6,313	1,495,739
CarMax, Inc. †	31,333	3,483,290
Home Depot, Inc. (The)	67,410	24,738,122
Lululemon Athletica, Inc. (Canada) †	3,964	1,323,025
Nike, Inc. Class B	28,819	4,267,229
O’Reilly Automotive, Inc. †	6,167	4,019,342
Target Corp.	40,651	8,960,700

22 George Putnam Balanced Fund

COMMON STOCKS (60.2%)* cont.	Shares	Value
Retail cont.
TJX Cos., Inc. (The)	27,196	$1,957,296
Walmart, Inc.	81,905	11,451,138
Warby Parker, Inc. Class A † S	31,530	1,171,970
		123,068,024
Software (6.7%)
Adobe, Inc. †	25,128	13,425,890
Intuit, Inc.	32,069	17,805,671
Microsoft Corp.	255,483	79,450,103
Oracle Corp.	178,210	14,463,524
Unity Software, Inc. † S	51,627	5,428,579
		130,573,767
Technology services (5.2%)
Alphabet, Inc. Class A †	16,981	45,951,775
Fidelity National Information Services, Inc.	182,291	21,860,337
Meta Platforms, Inc. Class A †	67,357	21,100,254
Salesforce.com, Inc. †	53,830	12,522,473
		101,434,839
Textiles (0.1%)
Levi Strauss & Co. Class A	68,924	1,511,503
		1,511,503
Transportation (1.3%)
CSX Corp.	103,178	3,530,751
Southwest Airlines Co. †	73,116	3,272,672
Union Pacific Corp.	78,178	19,118,430
		25,921,853
Utilities and power (1.9%)
Ameren Corp.	39,280	3,485,707
American Electric Power Co., Inc.	21,655	1,957,612
Exelon Corp.	144,288	8,361,490
NextEra Energy, Inc.	77,670	6,067,580
NRG Energy, Inc.	420,620	16,795,357
		36,667,746
Total common stocks (cost $853,573,045)		$1,174,190,644

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	$1,861,165	$2,038,350
4.50%, with due dates from 3/20/49 to 10/20/49	464,795	502,554
4.00%, 4/15/43	2,262,252	2,430,170
3.50%, with due dates from 11/15/47 to 4/20/51	11,933,542	12,649,369
3.00%, with due dates from 7/20/46 to 10/20/46	2,864,084	2,971,433
2.00%, 1/20/51	1,954,851	1,932,523
		22,524,399

George Putnam Balanced Fund 23

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (5.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	$731	$827
4.00%, with due dates from 7/1/42 to 7/1/49	3,221,848	3,436,550
3.50%, with due dates from 12/1/42 to 4/1/43	300,382	319,987
3.00%, with due dates from 3/1/43 to 2/1/47	1,242,491	1,284,153
2.50%, with due dates from 7/1/50 to 2/1/51	1,566,379	1,569,255
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	850,032	948,873
5.00%, with due dates from 8/1/33 to 1/1/39	261,941	287,580
4.50%, with due dates from 5/1/48 to 2/1/49	2,306,931	2,496,567
4.00%, with due dates from 9/1/45 to 4/1/49	2,611,738	2,777,873
3.50%, 5/1/56	1,024,923	1,085,732
3.50%, with due dates from 5/1/43 to 12/1/49	6,295,054	6,593,782
3.00%, with due dates from 2/1/43 to 3/1/47	3,915,544	4,075,278
3.00%, 12/1/30	1,270,310	1,314,954
2.50%, with due dates from 7/1/50 to 7/1/51	46,926,541	46,941,282
2.00%, 10/1/50	10,725,519	10,482,292
2.00%, with due dates from 10/1/27 to 8/1/28	3,169,173	3,187,556
Uniform Mortgage-Backed Securities
4.50%, TBA, 2/1/52	3,000,000	3,203,203
4.00%, TBA, 2/1/52	3,000,000	3,170,186
3.50%, TBA, 3/1/52	1,000,000	1,039,297
3.50%, TBA, 2/1/52	2,000,000	2,084,843
3.00%, TBA, 2/1/52	1,000,000	1,021,875
2.50%, TBA, 2/1/52	2,000,000	1,996,718
2.00%, TBA, 2/1/52	2,000,000	1,949,579
		101,268,242
Total U.S. government and agency mortgage obligations (cost $125,720,594)		$123,792,641

U.S. TREASURY OBLIGATIONS (15.1%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$11,500,000	$13,335,714
2.75%, 8/15/42 # ∆ Φ	25,180,000	27,543,425
1.875%, 2/15/51	8,490,000	8,040,959
1.25%, 5/15/50	10,760,000	8,751,327
U.S. Treasury Notes
2.75%, 2/15/24	23,410,000	24,138,800
2.375%, 8/15/24	29,030,000	29,802,901
2.25%, 11/15/27	12,740,000	13,128,046
1.625%, 5/15/31	12,600,000	12,448,406
1.625%, 9/30/26	17,720,000	17,744,919
1.625%, 2/15/26	26,380,000	26,464,791
1.625%, 10/31/23	18,870,000	19,033,933
1.50%, 2/15/30	18,070,000	17,738,246
1.125%, 2/28/25	39,140,000	38,811,285
0.625%, 10/15/24	14,400,000	14,131,125
0.25%, 6/15/23	23,390,000	23,162,496
0.125%, 8/31/22 [i]	121,000	120,777
Total U.S. treasury obligations (cost $301,119,610)		$294,397,150

24 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.2%)*	Principal amount	Value
Basic materials (0.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	$289,000	$298,998
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	750,000	720,507
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,539,000	1,754,460
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,509,425
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,998,000	1,869,955
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,600,000	1,726,446
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	625,000	689,331
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	204,000	200,110
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	356,000	335,745
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	15,734
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	1,305,000	1,324,009
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	842,934
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	1,857,000	1,671,676
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	928,000	849,199
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,040,000	1,405,366
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	187,000	256,359
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	748,807
		16,219,061
Capital goods (0.6%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	1,045,000	989,845
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,225,000	1,180,827
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	670,000	849,754
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	685,000	737,208
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	1,230,000	1,164,958
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	1,145,000	1,309,926
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	480,000	442,127
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	940,000	999,242
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	510,000	560,689
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,682,353
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	167,078
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	695,000	687,356
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	1,010,000	1,063,703
		11,835,066
Communication services (1.5%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,953,000	1,892,099
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	913,917
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	692,447
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,227,000	1,216,549
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	62,000	58,541
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	1,700,000	1,554,412

George Putnam Balanced Fund 25

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	$2,013,000	$1,892,094
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	1,107,000	1,034,848
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	150,934
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849%, 4/15/23	240,000	246,243
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. bonds 2.80%, 4/1/31	291,000	275,512
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	274,000	285,144
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,055,000	1,326,681
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	65,000	57,500
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	506,000	559,399
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	921,000	997,628
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	481,000	485,995
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	54,000	74,232
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	9,000	9,387
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,618,000	1,608,395
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	270,000	244,552
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	766,000	666,026
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	665,559
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	551,000	572,564
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	482,582
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	575,627
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	185,000	213,008
Crown Castle International Corp. sr. unsec. sub. bonds 3.30%, 7/1/30 R	205,000	208,033
Crown Castle International Corp. sr. unsec. sub. bonds 2.25%, 1/15/31	1,275,000	1,194,245
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,483,000	1,499,536
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	95,000	139,886
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	215,000	230,551
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	48,000	50,310
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,762,000	1,852,004
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	695,000	661,853
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	960,000	962,309
Verizon Communications, Inc. sr. unsec. notes 3.15%, 3/22/30	700,000	720,124

26 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	$480,000	$468,716
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,904,000	2,096,827
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	490,000	500,839
		29,337,108
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.533%, perpetual maturity	689,000	673,498
		673,498
Consumer cyclicals (1.3%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	995,000	1,041,019
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	919,000	925,843
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,105,000	1,255,732
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	688,146
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	579,000	562,501
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	255,000	273,009
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	454,000	422,611
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	671,000	689,008
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	1,255,000	1,434,754
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	473,000	487,495
Ford Motor Co. sr. unsec. unsub. bonds 3.25%, 2/12/32	335,000	315,815
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	262,000	258,070
Ford Motor Co., LLC sr. unsec. unsub. notes 2.90%, 2/10/29	500,000	473,850
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	553,000	701,359
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	225,000	258,719
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	287,000	302,769
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	252,000	266,185
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	175,000	183,622
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	411,000	402,393
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	248,000	243,819
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,415,000	1,517,588
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%, 3/1/26 (United Kingdom)	350,000	372,750
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,668,000	1,860,951
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	1,449,000	1,598,088
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	585,000	473,912
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	416,000	437,615
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	1,330,000	1,296,292

George Putnam Balanced Fund 27

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	$390,000	$396,435
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	1,550,000	1,549,769
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	381,872
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	1,645,000	1,521,625
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,138,694
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	945,000	894,020
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	360,000	387,911
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	457,000	464,480
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	198,000	210,055
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	8,681
Walt Disney Co. (The) company guaranty sr. unsec. bonds 4.75%, 9/15/44	30,000	35,866
		25,733,323
Consumer staples (0.9%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	1,172,000	1,511,114
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.95%, 1/15/42	200,000	236,337
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	1,389,000	1,589,402
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	827,000	936,863
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	660,000	624,536
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,185,180
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	1,190,000	1,232,174
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	486,749	589,506
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,434,000	2,034,756
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	566,000	727,644
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	187,000	192,279
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	905,000	866,638
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	717,000	793,183
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	1,090,000	1,151,867
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	925,000	1,050,311
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	215,000	223,138
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	648,000	750,870
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,660,000	1,781,388
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	785,000	874,333
		18,351,519

28 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Energy (0.6%)
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	$770,000	$797,625
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	690,000	746,599
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	808,000	892,804
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	522,000	489,375
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	999,000	1,067,422
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	2,045,000	1,925,061
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	780,000	805,288
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	550,000	688,611
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	994,000	1,150,555
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	187,752
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	878,000	968,446
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	1,285,000	1,320,196
		11,039,734
Financials (5.0%)
ABN AMRO Bank NV 144A unsec. sub. FRB 3.324%, 3/13/37 (Netherlands)	1,800,000	1,723,944
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	2,190,000	2,137,969
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	1,625,000	1,574,610
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	350,961
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	919,817
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	725,000	982,529
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,265,000	1,378,101
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,602,500
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	920,000	852,016
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	223,000
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	4,200,000	4,028,924
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,306,854
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%, perpetual maturity	1,135,000	1,171,888
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	314,000	335,980
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	715,000	694,758
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 0.963%, 9/15/26	275,000	273,848
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	774,583
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	409,464

George Putnam Balanced Fund 29

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Financials cont.
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	$3,100,000	$3,130,795
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,000	4,570
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	808,000	926,816
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	305,000	292,794
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	641,463
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	482,000	476,123
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	862,902
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,122,271
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,257,258
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	824,000	840,901
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,447,000	1,326,621
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	241,352
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	250,000	255,260
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	2,064,219
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	1,580,000	1,542,080
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	10,534
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,782,858
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	2,634,000	2,864,575
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	261,400
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	510,111
Cooperative Rabobank UA company guaranty unsec. sub. notes 3.75%, 7/21/26 (Netherlands)	285,000	298,832
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	353,600
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	3,100,000	3,088,654
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	443,000	459,906
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	320,000	316,997
Credit Suisse Group AG 144A unsec. sub. notes 6.50%, 8/8/23 (Switzerland)	729,000	779,405
Deutsche Bank AG sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	1,035,000	1,005,377
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,681,387
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	1,395,000	1,533,342
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,225,000	1,336,801
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	330,000	349,056
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	216,729
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	445,109
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	505,000	487,820
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	1,055,000	1,000,931
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	866,294

30 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	$1,477,000	$1,558,235
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	3,535,000	3,464,042
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	882,832
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	439,754
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,710,000	1,620,507
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	206,944
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,113,000	1,107,435
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	664,000	573,762
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	195,000	187,467
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	1,867,840
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	2,338,000	2,322,816
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	105,000	113,042
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	735,000	673,441
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	315,000	339,084
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,584,889
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	1,457,000	1,487,350
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,416,530
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,682,854
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	467,000	455,072
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	194,000	193,597
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,525,838
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	322,000	352,270
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	1,180,000	1,191,835
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436%, 4/2/24 (Japan)	412,000	431,741
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	263,000	376,035
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	759,000	798,787
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	580,000	591,600
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,795,153
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,815,000	1,742,491
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	580,000	620,600
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	610,000	604,175
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	1,095,000	1,529,610
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	670,000	745,171
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	597,000	551,959
		95,411,647

George Putnam Balanced Fund 31

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Health care (1.3%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	$2,440,000	$2,512,866
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	839,158
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	278,721
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	820,715
Bristol-Myers Squibb Co. sr. unsec. notes 2.75%, 2/15/23	3,100,000	3,154,452
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	2,325,000	2,467,367
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	1,008,000	1,039,629
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,600,000	1,845,423
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	523,618	574,679
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	1,425,000	1,440,694
DH Europe Finance II Sarl company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	600,000	600,876
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	156,448
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	341,000	315,484
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	505,000	537,947
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	270,000	325,941
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	475,000	503,176
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	190,180
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	154,037
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,335,000	1,292,774
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	1,602,000	1,535,167
Viatris, Inc. company guaranty sr. unsec. bonds 4.00%, 6/22/50	2,820,000	2,786,153
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	565,000	557,715
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,305,271
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	306,000	290,967
		25,525,840
Technology (1.3%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,200,000	972,621
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	754,343
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	3,480,000	3,136,460
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	14,150
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	408,482
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	534,817
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	2,637,000	2,805,909
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	676,000	642,044
Cisco Systems, Inc./California sr. unsec. unsub. notes 3.625%, 3/4/24	3,100,000	3,236,624
Citrix Systems, Inc. sr. unsec. sub. notes 1.25%, 3/1/26	1,355,000	1,331,612
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	67,000	105,718
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	710,000	733,871
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,150,000	1,124,339
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	435,000	409,927
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,750,000	1,627,633
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	1,463,000	1,383,985

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Technology cont.
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	$1,462,000	$1,388,171
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	1,310,000	1,230,981
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,357,228
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	1,569,000	1,465,094
		24,664,009
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	595,000	618,822
		618,822
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	1,045,000	984,749
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	528,000	574,245
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	385,000	377,557
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	560,000	697,952
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	761,948
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	274,727
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	578,050
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	295,567
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	490,000	675,247
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	448,097
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,076,000	1,961,820
Energy Transfer LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	509,088
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	167,405
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,704,000	1,713,436
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	560,000	592,717
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	813,000	860,413
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	353,298
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	199,000	229,237
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	635,956
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	955,000	897,939
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	533,674
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	221,495
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	565,000	576,824
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	659,887
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	442,000	457,288

George Putnam Balanced Fund 33

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	$523,000	$533,212
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 2.269%, 5/15/67	1,945,000	1,750,500
		18,322,328
Total corporate bonds and notes (cost $276,344,019)		$277,731,955

MORTGAGE-BACKED SECURITIES (0.8%)*	Principal amount	Value
BANK Ser. 19-BN19, Class AS, 3.446%, 8/15/61	$797,000	$829,655
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	515,523
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	617,000	637,998
Ser. 18-B2, Class A4, 4.009%, 3/10/51	1,749,000	1,897,729
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.558%, 12/10/44 W	241,000	237,527
FRB Ser. 14-CR18, Class C, 4.751%, 7/15/47 W	2,392,000	2,391,093
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,049,838
CSAIL Commercial Mortgage Trust Ser. 19-C17, Class AS, 3.278%, 9/15/52	1,066,000	1,103,914
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.808%, 11/25/28 (Bermuda)	261,538	261,543
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.858%, 8/25/28	414,257	433,059
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.108%, 9/25/28	39,500	40,821
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.358%, 7/25/29	260,000	260,000
REMICs Ser. 01-79, Class BI, IO, 0.269%, 3/25/45 W	354,517	2,198
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	194,241	19
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.708%, 10/25/28 (Bermuda)	175,194	175,194
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 12-C6, Class D, 5.125%, 5/15/45 W	772,000	746,313
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C8, Class D, 4.672%, 10/15/45 W	291,000	281,965
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	3,360,000	3,502,721
Morgan Stanley Capital I Trust Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	875,000	972,253
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.477%, 3/15/45 W	1,023,000	1,002,140
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	2,032,334	20
Total mortgage-backed securities (cost $17,778,611)		$16,341,523

34 George Putnam Balanced Fund

UNITS (0.1%)*	Units	Value
GoGreen Investments Corp. †	144,769	$1,450,585
Total units (cost $1,447,690)		$1,450,585

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$321,514
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	350,000	562,798
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	364,413
Total municipal bonds and notes (cost $841,097)		$1,248,725

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.14% [d]	12,223,850	$12,223,850
Putnam Short Term Investment Fund Class P 0.16% L	70,669,545	70,669,545
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	288,000	288,000
Total short-term investments (cost $83,181,395)		$83,181,395

TOTAL INVESTMENTS
Total investments (cost $1,660,006,061)	$1,972,334,618

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,951,786,182.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,553,610 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

George Putnam Balanced Fund 35

∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $141,640 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $119,508 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $18,957,674 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.

FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $109,544,770) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	3/16/22	$4,188,836	$4,148,404	$(40,432)
	Singapore Dollar	Buy	2/16/22	5,636,238	5,570,157	66,081
	Singapore Dollar	Sell	2/16/22	5,636,238	5,627,856	(8,382)
Barclays Bank PLC
	British Pound	Sell	3/16/22	11,822,293	11,705,563	(116,730)
	Canadian Dollar	Sell	4/20/22	2,038,045	2,034,242	(3,803)
	Euro	Sell	3/16/22	6,220,911	6,286,692	65,781
Citibank, N.A.
	British Pound	Buy	3/16/22	4,796,038	4,749,807	46,231
	Canadian Dollar	Sell	4/20/22	6,058,369	6,046,590	(11,779)
	Danish Krone	Sell	3/16/22	3,667,255	3,709,182	41,927
	Euro	Sell	3/16/22	3,136,319	3,169,342	33,023
Goldman Sachs International
	British Pound	Sell	3/16/22	8,816,401	8,730,084	(86,317)
	Canadian Dollar	Sell	4/20/22	3,223,857	3,217,796	(6,061)

36 George Putnam Balanced Fund

FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $109,544,770) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	British Pound	Buy	3/16/22	$2,736,444	$2,710,093	$26,351
	Euro	Sell	3/16/22	2,310,155	2,334,561	24,406
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/22	5,110,799	5,061,754	49,045
	Singapore Dollar	Sell	2/16/22	2,342,012	2,404,597	62,585
Morgan Stanley & Co. International PLC
	Danish Krone	Buy	3/16/22	3,674,827	3,695,979	(21,152)
State Street Bank and Trust Co.
	British Pound	Buy	3/16/22	4,076,700	4,037,369	39,331
	Hong Kong Dollar	Sell	2/16/22	2,470,194	2,474,598	4,404
UBS AG
	British Pound	Buy	3/16/22	1,275,044	1,262,500	12,544
	Canadian Dollar	Sell	4/20/22	6,759,741	6,759,590	(151)
	Euro	Buy	3/16/22	817,618	826,342	(8,724)
	Swedish Krona	Sell	3/16/22	1,280,853	1,323,783	42,930
WestPac Banking Corp.
	British Pound	Sell	3/16/22	10,936,904	10,831,379	(105,525)
	Euro	Buy	3/16/22	817,730	826,510	(8,780)
Unrealized appreciation						514,639
Unrealized (depreciation)						(417,836)
Total						$96,803
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	123	$27,770,633	$27,701,138	Mar-22	$(665,327)
Unrealized appreciation					—
Unrealized (depreciation)					(665,327)
Total					$(665,327)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/22 (proceeds receivable $6,268,711) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.00%, 2/1/52	$5,000,000	2/22/2022	$5,228,036
Uniform Mortgage-Backed Securities, 3.50%, 2/1/52	1,000,000	2/14/2022	1,042,422
Total			$6,270,458

George Putnam Balanced Fund 37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$30,128,171	$1,939,319	$—
Capital goods	71,187,684	—	—
Communication services	11,037,667	—	—
Conglomerates	2,917,826	—	—
Consumer cyclicals	222,834,504	—	—
Consumer staples	70,842,255	—	—
Energy	40,444,542	4,475,731	—
Financials	135,473,593	23,832,775	—
Health care	151,364,152	—	—
Technology	345,122,826	—	—
Transportation	25,921,853	—	—
Utilities and power	36,667,746	—	—
Total common stocks	1,143,942,819	30,247,825	—
Corporate bonds and notes	—	277,731,955	—
Mortgage-backed securities	—	16,341,523	—
Municipal bonds and notes	—	1,248,725	—
U.S. government and agency mortgage obligations	—	123,792,641	—
U.S. treasury obligations	—	294,397,150	—
Units	1,450,585	—	—
Short-term investments	288,000	82,893,395	—
Totals by level	$1,145,681,404	$826,653,214	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$96,803	$—
Futures contracts	(665,327)	—	—
TBA sale commitments	—	(6,270,458)	—
Totals by level	$(665,327)	$(6,173,655)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

38 George Putnam Balanced Fund

Statement of assets and liabilities 1/31/22 (Unaudited)

ASSETS
Investment in securities, at value, including $12,510,933 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $1,577,112,666)	$1,889,441,223
Affiliated issuers (identified cost $82,893,395) (Notes 1 and 5)	82,893,395
Cash	685,953
Foreign currency (cost $304) (Note 1)	304
Dividends, interest and other receivables	6,067,990
Receivable for shares of the fund sold	4,048,837
Receivable for investments sold	9,464,054
Receivable for sales of TBA securities (Note 1)	5,239,401
Receivable for variation margin on futures contracts (Note 1)	498,150
Unrealized appreciation on forward currency contracts (Note 1)	514,639
Prepaid assets	100,190
Total assets	1,998,954,136

LIABILITIES
Payable for investments purchased	10,201,829
Payable for purchases of TBA securities (Note 1)	13,546,499
Payable for shares of the fund repurchased	1,755,595
Payable for compensation of Manager (Note 2)	854,682
Payable for custodian fees (Note 2)	11,965
Payable for investor servicing fees (Note 2)	401,639
Payable for Trustee compensation and expenses (Note 2)	476,990
Payable for administrative services (Note 2)	2,718
Payable for distribution fees (Note 2)	453,113
TBA sale commitments, at value (proceeds receivable $6,268,711) (Note 1)	6,270,458
Unrealized depreciation on forward currency contracts (Note 1)	417,836
Collateral on securities loaned, at value (Note 1)	12,223,850
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 7)	408,777
Other accrued expenses	142,003
Total liabilities	47,167,954

Net assets	$1,951,786,182

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,623,954,925
Total distributable earnings (Note 1)	327,831,257
Total — Representing net assets applicable to capital shares outstanding	$1,951,786,182

(Continued on next page)

George Putnam Balanced Fund 39

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,364,685,736 divided by 59,951,857 shares)	$22.76
Offering price per class A share (100/94.25 of $22.76)*	$24.15
Net asset value and offering price per class B share ($10,189,214 divided by 454,932 shares)**	$22.40
Net asset value and offering price per class C share ($133,064,909 divided by 5,920,354 shares)**	$22.48
Net asset value and redemption price per class M share
($58,416,869 divided by 2,613,986 shares)	$22.35
Offering price per class M share (100/96.50 of $22.35)*	$23.16
Net asset value, offering price and redemption price per class R share
($1,970,739 divided by 86,998 shares)	$22.65
Net asset value, offering price and redemption price per class R5 share
($21,393 divided by 927 shares)	$23.08
Net asset value, offering price and redemption price per class R6 share
($72,325,982 divided by 3,159,867 shares)	$22.89
Net asset value, offering price and redemption price per class Y share
($311,111,340 divided by 13,597,933 shares)	$22.88

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

40 George Putnam Balanced Fund

Statement of operations Six months ended 1/31/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $39,561)	$7,433,586
Interest (including interest income of $30,475 from investments in affiliated issuers) (Note 5)	7,310,033
Securities lending (net of expenses) (Notes 1 and 5)	39,947
Total investment income	14,783,566

EXPENSES
Compensation of Manager (Note 2)	5,107,363
Investor servicing fees (Note 2)	1,201,078
Custodian fees (Note 2)	26,047
Trustee compensation and expenses (Note 2)	37,515
Distribution fees (Note 2)	2,728,891
Administrative services (Note 2)	32,452
Other	303,059
Total expenses	9,436,405
Expense reduction (Note 2)	(1,489)
Net expenses	9,434,916

Net investment income	5,348,650

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	33,624,509
Foreign currency transactions (Note 1)	(1,751)
Forward currency contracts (Note 1)	3,566,878
Futures contracts (Note 1)	1,213,495
Total net realized gain	38,403,131
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(53,556,177)
Assets and liabilities in foreign currencies	(617)
Forward currency contracts	(1,051,371)
Futures contracts	(1,339,995)
Total change in net unrealized depreciation	(55,948,160)

Net loss on investments	(17,545,029)

Net decrease in net assets resulting from operations	$(12,196,379)

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 41

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/22*	Year ended 7/31/21
Operations
Net investment income	$5,348,650	$11,432,910
Net realized gain on investments
and foreign currency transactions	38,403,131	136,843,606
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(55,948,160)	179,240,934
Net increase (decrease) in net assets resulting
from operations	(12,196,379)	327,517,450
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,049,504)	(8,356,332)
Class B	(26)	(652)
Class C	(318)	(13,329)
Class M	(29,700)	(113,303)
Class R	(3,463)	(6,173)
Class R5	(85)	(693)
Class R6	(331,645)	(550,386)
Class Y	(1,233,452)	(2,117,060)
Net realized short-term gain on investments
Class A	(34,226,390)	(19,270,614)
Class B	(273,287)	(207,532)
Class C	(3,320,023)	(1,610,621)
Class M	(1,490,552)	(913,173)
Class R	(51,096)	(21,746)
Class R5	(526)	(297)
Class R6	(1,836,730)	(819,470)
Class Y	(7,547,453)	(3,665,971)
From net realized long-term gain on investments
Class A	(60,809,449)	(46,596,169)
Class B	(485,545)	(504,187)
Class C	(5,898,629)	(3,881,982)
Class M	(2,648,238)	(2,213,148)
Class R	(90,782)	(52,050)
Class R5	(935)	(718)
Class R6	(3,263,286)	(1,970,149)
Class Y	(13,409,432)	(8,853,848)
Increase from capital share transactions (Note 4)	164,381,249	173,062,964
Total increase in net assets	11,184,324	398,840,811

NET ASSETS
Beginning of period	1,940,601,858	1,541,761,047
End of period	$1,951,786,182	$1,940,601,858

*Unaudited.

The accompanying notes are an integral part of these financial statements.

42 George Putnam Balanced Fund

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George Putnam Balanced Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
January 31, 2022**	$24.62	.07	(.17)	(.10)	(.07)	(1.69)	(1.76)	$22.76	(.61)*	$1,364,686	.47*	.28*	31*
July 31, 2021	21.68	.16	4.19	4.35	(.16)	(1.25)	(1.41)	24.62	20.84	1,383,459.94		.68	93
July 31, 2020	20.63	.25	2.13	2.38	(.52)	(.81)	(1.33)	21.68	12.04	1,147,249.97		1.23	97
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179
July 31, 2017	17.38	.23	1.69	1.92	(.21)	—	(.21)	19.09	11.14	972,570	1.01	1.29	204
Class B
January 31, 2022**	$24.27	(.02)	(.16)	(.18)	— [f]	(1.69)	(1.69)	$22.40	(.95)*	$10,189	.84*	(.10)*	31*
July 31, 2021	21.41	(.01)	4.12	4.11	—[f]	(1.25)	(1.25)	24.27	19.89	11,732	1.69	(.06)	93
July 31, 2020	20.38	.10	2.11	2.21	(.37)	(.81)	(1.18)	21.41	11.23	13,533	1.72	.49	97
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179
July 31, 2017	17.18	.10	1.67	1.77	(.08)	—	(.08)	18.87	10.33	20,188	1.76	.55	204
Class C
January 31, 2022**	$24.35	(.02)	(.16)	(.18)	—	(1.69)	(1.69)	$22.48	(.95)*	$133,065	.84*	(.10)*	31*
July 31, 2021	21.48	(.02)	4.15	4.13	(.01)	(1.25)	(1.26)	24.35	19.90	128,300	1.69	(.07)	93
July 31, 2020	20.46	.09	2.12	2.21	(.38)	(.81)	(1.19)	21.48	11.20	86,199	1.72	.47	97
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179
July 31, 2017	17.26	.10	1.67	1.77	(.08)	—	(.08)	18.95	10.29	45,970	1.76	.54	204
Class M
January 31, 2022**	$24.20	.01	(.16)	(.15)	(.01)	(1.69)	(1.70)	$22.35	(.82)*	$58,417	.72*	.03*	31*
July 31, 2021	21.34	.04	4.12	4.16	(.05)	(1.25)	(1.30)	24.20	20.20	59,887	1.44	.19	93
July 31, 2020	20.32	.15	2.09	2.24	(.41)	(.81)	(1.22)	21.34	11.46	54,871	1.47	.75	97
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179
July 31, 2017	17.15	.14	1.66	1.80	(.13)	—	(.13)	18.82	10.53	70,919	1.51	.79	204
Class R
January 31, 2022**	$24.51	.04	(.17)	(.13)	(.04)	(1.69)	(1.73)	$22.65	(.73)*	$1,971	.59*	.15*	31*
July 31, 2021	21.60	.10	4.16	4.26	(.10)	(1.25)	(1.35)	24.51	20.50	2,001	1.19	.43	93
July 31, 2020	20.56	.20	2.12	2.32	(.47)	(.81)	(1.28)	21.60	11.76	1,113	1.22	.98	97
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179
July 31, 2017	17.33	.18	1.70	1.88	(.18)	—	(.18)	19.03	10.90	1,090	1.26	.99	204

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 George Putnam Balanced Fund	George Putnam Balanced Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
January 31, 2022**	$24.94	.08	(.15)	(.07)	(.10)	(1.69)	(1.79)	$23.08	(.49)*	$21	.35*	.30*	31*
July 31, 2021	21.89	.21	4.24	4.45	(.15)	(1.25)	(1.40)	24.94	21.11	21.71		.92	93
July 31, 2020	20.82	.29	2.17	2.46	(.58)	(.81)	(1.39)	21.89	12.33	223.72		1.41	97
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143
July 31, 2018	19.24	.27[e]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[e]	179
July 31, 2017	17.45	.30[e]	1.69	1.99	(.20)	—	(.20)	19.24	11.46	13.74		1.71[e]	204
Class R6
January 31, 2022**	$24.75	.11	(.17)	(.06)	(.11)	(1.69)	(1.80)	$22.89	(.44)*	$72,326	.30*	.44*	31*
July 31, 2021	21.79	.23	4.21	4.44	(.23)	(1.25)	(1.48)	24.75	21.22	69,239.61		1.01	93
July 31, 2020	20.73	.32	2.15	2.47	(.60)	(.81)	(1.41)	21.79	12.42	46,529.62		1.56	97
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179
July 31, 2017	17.45	.30	1.70	2.00	(.28)	—	(.28)	19.17	11.57	11,738.64		1.64	204
Class Y
January 31, 2022**	$24.74	.10	(.17)	(.07)	(.10)	(1.69)	(1.79)	$22.88	(.48)*	$311,111	.34*	.40*	31*
July 31, 2021	21.78	.21	4.21	4.42	(.21)	(1.25)	(1.46)	24.74	21.13	285,962.69		.93	93
July 31, 2020	20.72	.30	2.15	2.45	(.58)	(.81)	(1.39)	21.78	12.32	192,044.72		1.45	97
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179
July 31, 2017	17.45	.28	1.69	1.97	(.26)	—	(.26)	19.16	11.37	77,716.76		1.54	204

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund	George Putnam Balanced Fund 47

Notes to financial statements 1/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through January 31, 2022.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class M shares of the fund are closed to new purchases except (1) through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) to the extent class A shares are not available through the plan (Eligible Plans) that had open positions in the fund’s Class M shares with Putnam Investor Services on November 25, 2019 (the Effective Date), or (2) by clients of administrators or other service providers of Eligible Plans that had open positions on behalf of their clients in the fund’s Class M shares with Putnam Investor Services on the Effective Date, and in either case maintained the open position through the Effective Date. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 George Putnam Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

George Putnam Balanced Fund 49

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash and for hedging treasury term structure risk and yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

50 George Putnam Balanced Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

George Putnam Balanced Fund 51

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $282,587 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $141,640 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $12,223,850 and the value of securities loaned amounted to $12,510,933.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

52 George Putnam Balanced Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,658,961,266, resulting in gross unrealized appreciation and depreciation of $349,248,490 and $42,714,120, respectively, or net unrealized appreciation of $306,534,370.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.257% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined

George Putnam Balanced Fund 53

contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$867,258	Class R5	16
Class B	6,917	Class R6	18,642
Class C	82,763	Class Y	186,953
Class M	37,257	Total	$1,201,078
Class R	1,272

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,489 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,386, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,765,850
Class B	1.00%	1.00%	56,319
Class C	1.00%	1.00%	673,987
Class M	1.00%	0.75%	227,552
Class R	1.00%	0.50%	5,183
Total			$2,728,891

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $139,517 and $0 from the sale of class A and class M shares, respectively, and received $273 and $1,948 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

54 George Putnam Balanced Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $79 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$538,763,724	$553,195,757
U.S. government securities (Long-term)	86,299,856	34,326,326
Total	$625,063,580	$587,522,083

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	2,958,085	$71,713,320	6,062,227	$138,585,225
Shares issued in connection with
reinvestment of distributions	4,030,928	94,673,608	3,207,940	70,563,323
	6,989,013	166,386,928	9,270,167	209,148,548
Shares repurchased	(3,226,401)	(77,962,715)	(5,986,865)	(136,606,939)
Net increase	3,762,612	$88,424,213	3,283,302	$72,541,609

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	17,437	$417,269	57,135	$1,269,694
Shares issued in connection with
reinvestment of distributions	31,883	736,812	31,370	679,274
	49,320	1,154,081	88,505	1,948,968
Shares repurchased	(77,743)	(1,859,720)	(237,282)	(5,335,059)
Net decrease	(28,423)	$(705,639)	(148,777)	$(3,386,091)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	899,279	$21,579,903	2,215,371	$49,933,757
Shares issued in connection with
reinvestment of distributions	396,803	9,205,826	251,565	5,464,820
	1,296,082	30,785,729	2,466,936	55,398,577
Shares repurchased	(644,501)	(15,415,602)	(1,211,368)	(27,264,281)
Net increase	651,581	$15,370,127	1,255,568	$28,134,296

George Putnam Balanced Fund 55

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class M	Shares	Amount	Shares	Amount
Shares sold	115,357	$2,763,529	272,934	$6,211,182
Shares issued in connection with
reinvestment of distributions	180,802	4,168,347	150,097	3,239,624
	296,159	6,931,876	423,031	9,450,806
Shares repurchased	(156,383)	(3,738,503)	(519,919)	(11,698,206)
Net increase (decrease)	139,776	$3,193,373	(96,888)	$(2,247,400)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	8,985	$213,491	46,778	$1,052,559
Shares issued in connection with
reinvestment of distributions	6,217	145,337	3,653	79,969
	15,202	358,828	50,431	1,132,528
Shares repurchased	(9,842)	(229,044)	(20,319)	(463,754)
Net increase	5,360	$129,784	30,112	$668,774

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	365	$8,138
Shares issued in connection with
reinvestment of distributions	65	1,546	76	1,708
	65	1,546	441	9,846
Shares repurchased	—	—	(9,750)	(213,009)
Net increase (decrease)	65	$1,546	(9,309)	$(203,163)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	541,524	$13,258,557	1,166,883	$26,844,836
Shares issued in connection with
reinvestment of distributions	229,956	5,431,483	150,816	3,340,005
	771,480	18,690,040	1,317,699	30,184,841
Shares repurchased	(409,393)	(9,799,030)	(655,468)	(15,138,673)
Net increase	362,087	$8,891,010	662,231	$15,046,168

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,666,087	$64,688,719	5,348,339	$122,882,010
Shares issued in connection with
reinvestment of distributions	937,922	22,139,898	659,425	14,590,013
	3,604,009	86,828,617	6,007,764	137,472,023
Shares repurchased	(1,565,518)	(37,751,782)	(3,265,279)	(74,963,252)
Net increase	2,038,491	$49,076,835	2,742,485	$62,508,771

At the close of the reporting period, Putnam Investments, LLC owned 927 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $21,393.

56 George Putnam Balanced Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 1/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$5,789,325	$47,479,080	$41,044,555	$2,242	$12,223,850
Putnam Short Term
Investment Fund**	82,200,848	146,106,126	157,637,429	30,475	70,669,545
Total Short-term
investments	$87,990,173	$193,585,206	$198,681,984	$32,717	$82,893,395

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

George Putnam Balanced Fund 57

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$498,150	$—	$—	$—	$—	$498,150
Forward currency contracts#	66,081	65,781	121,181	—	50,757	111,630	—	—	43,735	55,474	—	514,639
Total Assets	$66,081	$65,781	$121,181	$—	$50,757	$111,630	$498,150	$—	$43,735	$55,474	$—	$1,012,789
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	48,814	120,533	11,779	92,378	—	—	—	21,152	—	8,875	114,305	417,836
Total Liabilities	$48,814	$120,533	$11,779	$92,378	$—	$—	$—	$21,152	$—	$8,875	$114,305	$417,836
Total Financial and Derivative
Net Assets	$17,267	$(54,752)	$109,402	$(92,378)	$50,757	$111,630	$498,150	$(21,152)	$43,735	$46,599	$(114,305)	$594,953
Total collateral received
(pledged)†##	$—	$—	$109,402	$(92,378)	$—	$111,630	$—	$—	$43,735	$—	$—
Net amount	$17,267	$(54,752)	$—	$—	$50,757	$—	$498,150	$(21,152)	$—	$46,599	$(114,305)
Controlled collateral received
(including TBA commitments)**	$—	$—	$140,000	$—	$—	$148,000	$—	$—	$120,777	$—	$—	$408,777
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(141,640)	$—	$—	$(119,508)	$—	$—	$—	$—	$(261,148)

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $1,553,610.

58 George Putnam Balanced Fund	George Putnam Balanced Fund 59

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	90
Forward currency contracts (contract amount)	$117,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$514,639	Payables	$417,836
Equity contracts	Receivables	—	Payables	665,327*
Total		$514,639		$1,083,163

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$3,566,878	$3,566,878
Equity contracts	1,213,495	—	1,213,495
Total	$1,213,495	$3,566,878	$4,780,373

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(1,051,371)	$(1,051,371)
Equity contracts	(1,339,995)	—	(1,339,995)
Total	$(1,339,995)	$(1,051,371)	$(2,391,366)

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

60 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2022